UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2010

GOLDEN STAR RESOURCES LTD.

(Exact name of registrant as specified in its charter)

CANADA	1-12284	98-0101955
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10901 West Toller Drive, Suite 300 Littleton, Colorado		80127-6312
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 303-830-9000

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

At the Annual General and Special Meeting of Shareholders of Golden Star Resources Ltd. (the “Company”) held on May 6, 2010, the Company’s shareholders approved the Company’s Amended and Restated Shareholder Rights Plan Agreement (the “Rights Plan” or “Rights Agreement”). The Rights Plan was approved by the Board of Directors of the Company (the “Board”) on March 11, 2010, subject to receiving approval of the Company’s shareholders. Following shareholder approval, the Company and CIBC Mellon Trust Company, as rights agent, entered into the Rights Agreement, which became effective at the close of business on May 6, 2010. The Rights Agreement amends and restates the Rights Agreement dated as of April 24, 1996 between the Company and The R-M Trust Company, as rights agent, as amended pursuant to an Amending Agreement dated as of June 30, 1999 between the Company and CIBC Mellon Trust Company (formerly The R-M Trust Company), as rights agent, as amended and restated by the Amended and Restated Shareholder Rights Plan Agreement dated as of May 20, 2004, as amended and restated by the Amended and Restated Shareholder Rights Plan Agreement dated as of May 9, 2007.

The purpose of the Rights Plan is to encourage a potential acquiror to either make a permitted bid (as defined in the Rights Agreement), having terms and conditions designed to meet the objectives of the Rights Plan, or to negotiate the terms of the offer with the Board. Failure to do either creates the potential for substantial dilution of the offeror’s position.

The material features of the Rights Plan are described in the Company’s Definitive Management Information Circular, dated March 12, 2010, filed with the Securities and Exchange Commission on April 1, 2010, under the section entitled “PARTICULARS OF MATTERS TO BE ACTED UPON — (e) Approval of Amended and Restated Shareholder Rights Plan — Summary of 2010 Rights Plan,” which summary is incorporated herein by reference. The summary descriptions of the Rights Plan contained herein are qualified in their entirety by reference to the full text of the Rights Agreement, which is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

See the disclosure regarding the Rights Agreement set forth above under “Item 1.01 Entry into a Material Definitive Agreement,” which is incorporated into this Item 3.03 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

At the Annual General and Special Meeting of Shareholders of the Company held on May 6, 2010, the Company’s shareholders approved the Company’s Third Amended and Restated 1997 Stock Option Plan. The Third Amended and Restated 1997 Stock Option Plan was approved by the Board on March 11, 2010, subject to receiving approval of the Company’s shareholders. The Third Amended and Restated 1997 Stock Option Plan became effective at the close of business on May 6, 2010.

The purpose of the Third Amended and Restated 1997 Stock Option Plan is to provide to certain key employees, consultants and directors (including non-employee directors) of the Company and its subsidiaries an incentive to maintain and to enhance the long-term performance of the Company through the acquisition of common shares of the Company pursuant to the exercise of stock options. The Third Amended and Restated 1997 Stock Option Plan amends and restates the Company’s Second Restated Stock Option Plan to (i) reserve an additional 10,000,000 common shares for issuance under the plan, thereby increasing the total number of common shares reserved for issuance from 15,000,000 under the Second Amended and Restated Stock Option Plan to 25,000,000 common shares (of which approximately 11.1 million are currently available for issuance) under the Third Amended and Restated 1997 Stock Option Plan; (ii) provide for the grant of incentive stock options; and (iii) to make certain other changes to update the provisions of the Second Amended and Restated Stock Option Plan in light of current corporate practice, changes in U.S. and Canadian laws and stock exchange requirements.

The material features of the Third Amended and Restated 1997 Stock Option Plan are described in the Company’s Definitive Management Information Circular, dated March 12, 2010, filed with the Securities and Exchange Commission on April 1, 2010, under the section entitled “PARTICULARS OF MATTERS TO BE ACTED UPON — (d) Approval of Third Amended and Restated 1997 Stock Option Plan — Summary of the Third Amended and Restated 1997 Stock Option Plan,” which summary is incorporated herein by reference. The descriptions of the Third Amended and Restated 1997 Stock Option Plan contained herein are qualified in their entirety by reference to the full text of the Third Amended and Restated 1997 Stock Option Plan, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual General and Special Meeting of Shareholders of the Company held on May 6, 2010, the proposals listed below were submitted to a vote of the Company’s shareholders. Each of the proposals was approved by the shareholders pursuant to the voting results set forth below.

(1) Election of the following persons as directors of the Company to hold office until the next annual meeting of shareholders or until their successors are elected or appointed:

Name	Votes For	Votes Withheld
James E. Askew	126,306,241	2,298,258
Robert E. Doyle	127,937,499	667,000
David K. Fagin	87,990,936	40,613,563
Ian MacGregor	111,990,990	16,613,509
Thomas G. Mair	127,966,126	638,373
Michael P. Martineau	127,563,786	1,040,713
Christopher M. T. Thompson	127,903,521	700,978

(2) Appointment of the firm of PricewaterhouseCoopers LLP as auditor of the Company to hold office until the close of the next annual meeting of shareholders or until PricewaterhouseCoopers LLP is removed from office or resigns.

Votes For	Votes Withheld
178,638,259	3,622,019

(3) Passage of the Third Amended and Restated 1997 Stock Option Plan Resolution approving, ratifying and confirming the Company’s Third Amended and Restated 1997 Stock Option Plan.

Votes For	Votes Against
82,727,324	45,877,175

(4) Passage of the Rights Plan Resolution approving, ratifying and confirming the Company’s Amended and Restated Shareholder Rights Plan Agreement.

Votes For	Votes Against
122,940,076	5,664,423

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
4.1	Amended and Restated Shareholder Rights Plan Agreement, dated as of May 6, 2010, between Golden Star Resources Ltd. and CIBC Mellon Trust Company.

10.1	Golden Star Resources Ltd. Third Amended and Restated 1997 Stock Option Plan, dated May 6, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2010

Golden Star Resources Ltd.

By:	/s/ Roger Palmer
Roger Palmer Vice President Finance and Controller

EXHIBIT INDEX

Exhibit No.	Description
4.1	Amended and Restated Shareholder Rights Plan Agreement, dated as of May 6, 2010, between Golden Star Resources Ltd. and CIBC Mellon Trust Company.

10.1	Golden Star Resources Ltd. Third Amended and Restated 1997 Stock Option Plan, dated May 6, 2010.